Exhibit 99(i)

news release	Great Lakes Chemical Corporation
9025 North River Road, Suite 400
Indianapolis, IN 46240 USA

Telephone: (1) 317 715 3000
Facsimile: (1) 317 715 3050
www.greatlakes.com

FOR IMMEDIATE RELEASE

(Issued October 11, 2004)

GREAT LAKES REALIGNS FINANCIAL REPORTING SEGMENTS DUE TO SALE OF WIL RESEARCH LABORATORIES

INDIANAPOLIS, INDIANA—Great Lakes Chemical Corporation (NYSE:GLK) today announced that effective September 30, 2004, it changed its financial reporting segments to reflect the way the company is now organized following the sale of its toxicological services business, WIL Research Laboratories, to Behrman Capital.

Previously, Great Lakes segmented its financial results as “Polymer Additives,” “Specialty Products,” and “Performance Chemicals.” The new reporting structure will include two segments:  Polymer Additives and Specialty Products. The Fire Suppression and Fluorine Specialties businesses will be reclassified from the Performance Chemicals segment to the Polymer Additives segment. WIL Research Laboratories, formerly reported under Performance Chemicals, will now be reported as discontinued operations. The Specialty Products segment is unaffected.

Income from continuing operations for Great Lakes Chemical Corporation for the three and nine months ended September 30, 2004, will exclude sales of $12.0 million and $32.7 million, and earnings of $1.4 million, or $0.03 per share, and $4.4 million, or $0.09 per share, respectively. The operating results of WIL Research Laboratories are being reported as discontinued operations effective third quarter 2004 and for all periods presented.

Revised segment results by quarter and full year for the years 2003, 2002, and 2001, respectively, are included with this release. Results for the first half 2004 are also included. The tables that follow show the reclassification of net sales and profit of reportable segments under the revised segment format and also on an adjusted basis, which excludes asset impairments, restructuring charges, and certain other significant items.

Forward Looking Statement

This press release contains forward-looking statements involving risk and uncertainties that affect the company’s operations as discussed in Great Lakes Chemical Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Accordingly, there is no assurance the company’s expectations will be realized.

This release also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission, including adjusted operating income (loss).  Included with this release is a reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated in accordance with GAAP.

# # #

Great Lakes Chemical Corporation is the world’s leading producer of certain specialty chemicals for such applications as water treatment, household cleaners, flame retardants, polymer stabilizers, fire suppression, and performance chemicals. The stock of the company is traded on the New York Stock Exchange (NYSE:GLK). For more information please visit the Great Lakes web site at www.greatlakes.com.

Analyst contact:

Jeff Potrzebowski  +1 317 715 3027 / investorinfo@glcc.com

Media contact:

Wendy Chance +1 317 715 3027 / wchance@glcc.com

2

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Six Months Ended June 30, 2004

Year Ended December 31, 2003, 2002 and 2001

(millions)

	Six Months Ended June 30, 2004			Year Ended December 31, 2003			Year Ended December 31, 2002			Year Ended December 31, 2001
	Revised GAAP Basis	Charges (A)	Adjusted	Revised GAAP Basis	Charges (A)	Adjusted	Revised GAAP Basis	Charges (A)	Adjusted	Revised GAAP Basis	Charges (A)	Adjusted
Net Sales to External Customers:

Polymer Additives	$439.8	$—	$439.8	$814.0	$—	$814.0	$824.3	$—	$824.3	$807.1	$—	$807.1

Specialty Products	361.5	—	361.5	611.9	—	611.9	543.0	—	543.0	507.0	—	507.0

Total Sales of Reportable Segments	801.3	—	801.3	1,425.9	—	1,425.9	1,367.3	—	1,367.3	1,314.1	—	1,314.1

Corporate	—	—	—	—	—	—	(1.9)	—	(1.9)	4.4	—	4.4

Total Net Sales to External Customers	$801.3	$—	$801.3	$1,425.9	$—	$1,425.9	$1,365.4	$—	$1,365.4	$1,318.5	$—	$1,318.5

Segment Profit (Loss)

Polymer Additives	$9.9	$13.3	$23.2	$(85.6)	$95.7	$10.1	$53.1	$5.4	$58.5	$(165.5)	$196.0	$30.5

Specialty Products	46.9	2.7	49.6	72.7	4.2	76.9	83.1	(1.0)	82.1	53.6	11.2	64.8

Total Profits of Reportable Segments	56.8	16.0	72.8	(12.9)	99.9	87.0	136.2	4.4	140.6	(111.9)	207.2	95.3

Corporate	(30.8)	14.2	(16.6)	(49.3)	11.8	(37.5)	(35.5)	(0.3)	(35.8)	(39.5)	2.5	(37.0)

Total Operating Income (Loss)	$26.0	$30.2	$56.2	$(62.2)	$111.7	$49.5	$100.7	$4.1	$104.8	$(151.4)	$209.7	$58.3

(A)      Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations. The impacts of these excluded charges (credits) are summarized below.

	2004	2003	2002	2001
Asset impairments (all segments)	$4.9	$69.1	$6.0	$106.1
Restructuring charges (all segments)	9.3	28.7	—	42.5
Change in useful life of enterprise software (Corporate)	12.6	10.0	—	—
Litigation settlement (Polymer Additives)	—	(3.1)	—	—
Joint venture contract settlement costs (Polymer Additives)	—	2.6	—
Pricing settlement - purchase contract (Polymer Additives)	—	1.4	—
Severance and lease costs (Specialty Products)	—	0.8	—	—
Business interruption costs - facility fires (Specialty Products)	1.5
External consulting fees - restructuring related (Corporate)	1.0	0.8	—
Inventory impairments	—	—	—	25.7
Environmental remediation costs	—	—	—	24.5
Operating inefficiencies incurred after plant shutdown announcement	—	—	—	7.4
Headquarter relocation (Specialty Products and Corporate)	—	0.5	—	—
Contract cancellation costs (Specialty Products)	—	—	(1.0)	1.0
U.K. cumulative pension liability adjustment	—	—	—	1.6
Adjustments to restructuring reserves for charges taken in prior years	—	(0.1)	(0.9)	—
Other	0.9	1.0	—	0.9
Charges excluded from operating income (loss)	$30.2	$111.7	$4.1	$209.7

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2004

(millions)

(Unaudited)

	March 31, 2004			June 30, 2004
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$213.3	$—	$213.3	$226.5	$—	$226.5

Specialty Products	144.8	—	144.8	216.7	—	216.7

Total Sales of Reportable Segments	358.1	—	358.1	443.2	—	443.2

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$358.1	$—	$358.1	$443.2	$—	$443.2

Segment Profit (Loss)

Polymer Additives	$2.8	$7.0	$9.8	$7.1	$6.3	$13.4

Specialty Products	14.0	1.5	15.5	32.9	1.2	34.1

Total Profits of Reportable Segments	16.8	8.5	25.3	40.0	7.5	47.5

Corporate	(13.9)	5.8	(8.1)	(16.9)	8.4	(8.5)

Total Operating Income (Loss)	$2.9	$14.3	$17.2	$23.1	$15.9	$39.0

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2003

(millions)

(Unaudited)

	March 31, 2003			June 30, 2003
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$203.0	$—	$203.0	$202.2	$—	$202.2

Specialty Products	121.7	—	121.7	204.6	—	204.6

Total Sales of Reportable Segments	324.7	—	324.7	406.8	—	406.8

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$324.7	$—	$324.7	$406.8	$—	$406.8

Segment Profit (Loss)

Polymer Additives	$3.8	$—	$3.8	$4.1	$(3.1)	$1.0

Specialty Products	15.4	—	15.4	35.4	1.1	36.5

Total Profits of Reportable Segments	19.2	—	19.2	39.5	(2.0)	37.5

Corporate	(10.2)	—	(10.2)	(10.3)	0.5	(9.8)

Total Operating Income (Loss)	$9.0	$—	$9.0	$29.2	$(1.5)	$27.7

	September 30, 2003			December 31, 2003
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$199.7	$—	$199.7	$209.1	$—	$209.1

Specialty Products	166.0	—	166.0	119.6	—	119.6

Total Sales of Reportable Segments	365.7	—	365.7	328.7	—	328.7

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$365.7	$—	$365.7	$328.7	$—	$328.7

Segment Profit (Loss)

Polymer Additives	$(59.5)	$56.4	$(3.1)	$(34.0)	$42.4	$8.4

Specialty Products	17.3	0.9	18.2	4.6	2.2	6.8

Total Profits of Reportable Segments	(42.2)	57.3	15.1	(29.4)	44.6	15.2

Corporate	(14.2)	5.0	(9.2)	(14.6)	6.3	(8.3)

Total Operating Income (Loss)	$(56.4)	$62.3	$5.9	$(44.0)	$50.9	$6.9

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2002

(millions)

(Unaudited)

	March 31, 2002			June 30, 2002
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$183.7	$—	$183.7	$211.6	$—	$211.6

Specialty Products	111.8	—	111.8	191.6	—	191.6

Total Sales of Reportable Segments	295.5	—	295.5	403.2	—	403.2

Corporate	0.3	—	0.3	(3.2)	—	(3.2)

Total Net Sales to External Customers	$295.8	$—	$295.8	$400.0	$—	$400.0

Segment Profit (Loss)

Polymer Additives	$8.0	$—	$8.0	$16.1	$2.0	$18.1

Specialty Products	15.0	—	15.0	38.3	—	38.3

Total Profits of Reportable Segments	23.0	—	23.0	54.4	2.0	56.4

Corporate	(8.6)	—	(8.6)	(12.5)	(0.3)	(12.8)

Total Operating Income (Loss)	$14.4	$—	$14.4	$41.9	$1.7	$43.6

	September 30, 2002			December 31, 2002
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$210.8	$—	$210.8	$218.2	$—	$218.2

Specialty Products	140.0	—	140.0	99.6	—	99.6

Performance Chemicals	—	—	—	—	—	—

Total Sales of Reportable Segments	350.8	—	350.8	317.8	—	317.8

Corporate	1.0	—	1.0	—	—	—

Total Net Sales to External Customers	$351.8	$—	$351.8	$317.8	$—	$317.8

Segment Profit (Loss)

Polymer Additives	$15.2	$(0.4)	$14.8	$13.8	$3.8	$17.6

Specialty Products	19.8	—	19.8	10.0	(1.0)	9.0

Total Profits of Reportable Segments	35.0	(0.4)	34.6	23.8	2.8	26.6

Corporate	(7.4)	—	(7.4)	(7.0)	—	(7.0)

Total Operating Income (Loss)	$27.6	$(0.4)	$27.2	$16.8	$2.8	$19.6

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2001

(millions)

(Unaudited)

	March 31, 2001			June 30, 2001
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$222.1	$—	$222.1	$220.4	$—	$220.4

Specialty Products	110.1	—	110.1	175.6	—	175.6

Total Sales of Reportable Segments	332.2	—	332.2	396.0	—	396.0

Corporate	2.7	—	2.7	0.3	—	0.3

Total Net Sales to External Customers	$334.9	$—	$334.9	$396.3	$—	$396.3

Segment Profit (Loss)

Polymer Additives	$21.0	$—	$21.0	$(63.2)	$78.1	$14.9

Specialty Products	15.2	—	15.2	28.1	0.2	28.3

Total Profits of Reportable Segments	36.2	—	36.2	(35.1)	78.3	43.2

Corporate	(10.1)	—	(10.1)	(11.0)	0.6	(10.4)

Total Operating Income (Loss)	$26.1	$—	$26.1	$(46.1)	$78.9	$32.8

	September 30, 2001			December 31, 2001
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Polymer Additives	$185.7	$—	$185.7	$178.9	$—	$178.9

Specialty Products	127.7	—	127.7	93.6	—	93.6

Total Sales of Reportable Segments	313.4	—	313.4	272.5	—	272.5

Corporate	(0.6)	—	(0.6)	2.0	—	2.0

Total Net Sales to External Customers	$312.8	$—	$312.8	$274.5	$—	$274.5

Segment Profit (Loss)

Polymer Additives	$(107.3)	$104.3	$(3.0)	$(16.0)	$13.5	$(2.5)

Specialty Products	9.8	5.0	14.8	0.5	6.0	6.5

Total Profits of Reportable Segments	(97.5)	109.3	11.8	(15.5)	19.5	4.0

Corporate	(11.3)	1.4	(9.9)	(7.1)	0.6	(6.5)

Total Operating Income (Loss)	$(108.8)	$110.7	$1.9	$(22.6)	$20.1	$(2.5)